SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): November 14, 2003

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        0-21696                    22-3106987
----------------------------    -----------------------       ------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On November 14, 2003, the Registrant disseminated a Press Release announcing results of studies conducted by the Cleveland Clinic Brain Tumor Institute indicating that the Registrant's lead oncology product candidate, AP23573, reduced by 40% the growth of brain tumor cells.

           The information contained in the Press Release dated November 14, 2003, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated November 14,
                           2003.



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ARIAD PHARMACEUTICALS, INC.



                                           By:    /s/ Edward M. Fitzgerald
                                                  ------------------------------
                                                  Edward M. Fitzgerald
                                                  Senior Vice President and
                                                    Chief Financial Officer


Date:    November 14, 2003

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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number     Description                                  Sequential Page Number
-------    -----------                                  ----------------------

99.1       The Registrant's Press Release dated                   4
           November 14, 2003.

                                       3